Exhibit 99.1

Asure Announces Third Quarter 2024 Results

Reports Third Quarter Revenues of $29.3 Million

Recurring Revenues Grew 20% Versus Prior Year Third Quarter

AUSTIN, TX – October 31, 2024 – Asure Software, Inc. (“we”, “us”, “our”, “Asure” or the “Company”) (Nasdaq: ASUR), a leading provider of cloud-based Human Capital Management (“HCM”) software solutions, today reported results for the third quarter ended September 30, 2024.

Third Quarter 2024 Financial Highlights

•Revenue of $29.3 million, nearly unchanged versus the same period of the prior year
•Revenue (excluding ERTC revenue) of $29.2 million, up 20% from $24.4 million versus the same period of the prior year
•Recurring revenue of $28.6 million, up 20% year-over-year. Recurring revenue was 98% of total revenue versus 81% the same period of the prior year
•Net loss of $3.9 million versus a net loss of $2.2 million during the same period of the prior year
•EBITDA(1) of $2.2 million versus $3.0 million during the same period of the prior year
•Adjusted EBITDA(1) of $5.4 million versus $6.2 million during the same period of the prior year
•Gross profit of $19.7 million versus $21.3 million during the same period of the prior year
•Non-GAAP gross profit(1) of $21.4 million (Non-GAAP gross margin(1) of 73%) versus $22.4 million (and 76% during the same period of the prior year)

Nine Months 2024 Financial Highlights

•Revenue of $89.0 million down 4% versus the first nine months of prior year
•Revenue (excluding ERTC revenue) of $87.4 million up 15% from $75.7 million in the first nine months of prior year
•Recurring revenue (excluding ERTC revenue) of $86.0 million up 16% from $74.4 million in the first nine months of prior year
•Net loss of $8.6 million versus a net loss of $5.6 million the first nine months of prior year
•EBITDA(1) of $8.0 million versus $13.2 million the first nine months of prior year
•Adjusted EBITDA(1) of $16.3 million versus $20.5 million the first nine months of prior year
•Gross profit of $61.2 million versus $67.7 million during the first nine months of the prior year
•Non-GAAP gross profit(1) of $65.6 million (Non-GAAP gross margin(1) of 74%) versus $71.5 million (and 77% during the first nine months of the prior year)

(1) This financial measure is not calculated in accordance with GAAP and is defined on page 4 of this press release. A reconciliation of this non-GAAP measure to the most applicable GAAP measure begins on page 11 of this release.

1

Recent Business Highlights

•Payroll Tax Management Expansion: Asure’s Payroll Tax Management product gained significant momentum, going live with additional Workday and SAP clients during the third quarter. Key sales wins include one of America’s largest grocery chains and a nationally known HCM system integrator who assists large enterprises with Workday, SAP, and Oracle HCM implementations. These enterprise bookings have grown our backlog and still represent additional product and professional services opportunities.

•HCM Architectural Milestone: Employee self-service capabilities have been decoupled from disparate payroll platforms and modularized as a single API-based service. This enhancement improves scalability and stability of the end-to-end HCM suite and further consolidates our technical footprint to a more flexible service-oriented architecture.

•Entering Beta of New AI Agent: More than a chatbot, this new Generative-AI Agent handles inquiries related to payroll and payroll taxes takes secure action on behalf of the user. Through dynamic, interactive sessions, the AI Agent will answer questions and take actions on HR requests including time off requests, demographic changes, or changes to W-4 allowances.

•Leadership Recognition: Asure Chairman and CEO, Pat Goepel, was named Austin Business Journal’s Best CEO of a Public Company for 2024, recognizing his leadership and commitment to Asure’s growth and success.

•New Financial Services Product to Launch November 2024: Asure is introducing AsurePayTM, an innovative financial solution offering working Americans a comprehensive online banking alternative. AsurePayTM combines features such as debit card access, fee-free ATM withdrawals, and paycheck advances through a unique interest-bearing banking solution, designed to improve employee engagement while also improving overall employer efficiency. This solution is easily accessible through an intuitive mobile app.

Management Commentary

Asure Chairman and CEO, Pat Goepel, stated, “Our third quarter performance reflects strong, continued growth, with recurring revenue up 20% year-over-year. We’ve made great strides in transitioning to a more valuable revenue model, with 98% of our revenues now recurring, compared to 81% in the same quarter last year. Additionally, new bookings were up 141% year-over-year. Our backlog has grown significantly — over 35% from Q2 2024 and over 250% from Q3 2023. While large enterprise tax product deals have contributed to our success, their pace of implementation can vary. That said, we remain confident in our ability to maintain this positive trajectory.”

Goepel continued, “We’re seeing strong demand for our Payroll Tax Management product, we’re introducing new solutions, upgrading our technology, and making strategic acquisitions. Earlier in the year, we faced the challenge of replacing ERTC revenue, but those headwinds have now dissipated as we close out 2024, and this change in the composition of our revenues offers us strong momentum going into 2025. We are optimistic about the opportunities ahead for both the remainder of this year and into next year.”

(1) This financial measure is not calculated in accordance with GAAP and is defined on page 4 of this press release. A reconciliation of this non-GAAP measure to the most applicable GAAP measure begins on page 11 of this release.

2

Fourth Quarter 2024 and Full Year 2025 Revenue Guidance Ranges

The Company is providing the following guidance for the fourth quarter 2024 based on the Company’s year-to-date results and recent business trends. Management is initiating full year 2025 guidance to a range of $134M–$138M, which does not include revenue from potential future acquisitions.

Guidance for 2024

Guidance Range	Q4-2024	FY-2024
Revenue	$30M–32M	$119M–121M
Adjusted EBITDA(1)	$6M–7M	18%–19%

Guidance for 2025

Guidance Range	FY-2025
Revenue	$134M–138M
Adjusted EBITDA(1)	23%–24%

Management uses GAAP, non-GAAP and adjusted measures when planning, monitoring, and evaluating the Company’s performance. The primary purpose of using non-GAAP and adjusted measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the Company’s results in the same way that management does.

Management believes that supplementing GAAP disclosures with non-GAAP and adjusted disclosures provides investors with a more complete view of the Company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the Company’s business. Further, to the extent that other companies use similar methods in calculating adjusted financial measures, the provision of supplemental non-GAAP and adjusted information can allow for a comparison of the Company’s relative performance against other companies that also report non-GAAP and adjusted operating results.

Management has not provided a reconciliation of guidance of GAAP to non-GAAP or adjusted disclosures because management is unable to predict the nature and materiality of non-recurring expenses without unreasonable effort.

Management’s projections are based on management’s current beliefs and assumptions about the Company's business, and the industry and markets in which it operates; there are known and unknown risks and uncertainties associated with these projections. There can be no assurance that our actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including its 2024 and 2025 earnings guidance, whether as a result of new information, future events, or otherwise. Please refer to the “Use of Forward-Looking Statements” disclosures on page 6 of this press release as well as the risk factors in our quarterly and annual reports on file with the Securities and Exchange Commission for more information about risk that affect our business and industry.

Conference Call Details

Asure management will host a conference call on Thursday, October 31, 2024, at 3:30 pm Central (4:30 pm Eastern). Asure Chairman and CEO Pat Goepel and CFO John Pence will participate in the conference call followed by a question-and-answer session. The conference call will be broadcast live and available for replay via the investor relations section of the Company’s website. Analysts may participate on the conference call by dialing 877-407-9219 or 201-689-8852.

About Asure Software, Inc.

Asure Software (Nasdaq: ASUR) is a leading provider of Human Capital Management (“HCM”) software solutions. We help small and mid-sized companies grow by assisting them in building better teams with skills to stay compliant with ever-changing federal, state, and local tax jurisdictions and labor laws, and better allocate cash so they can spend their financial capital on growing their business rather than back-office overhead expenses. Asure’s Human Capital Management suite, named AsureHCM®, includes cloud-based Payroll, Tax Services, and Time & Attendance software and Asure Marketplace™ as well as human resources (“HR”) services ranging from HR projects to completely outsourcing payroll and HR staff. We also offer these products and services through our network of reseller partners. Visit us at asuresoftware.com.

Non-GAAP and Adjusted Financial Measures

This press release includes information about non-GAAP gross profit, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP research and development expense, EBITDA, EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin. These non-GAAP and adjusted financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles, and computational methods may differ from those used by other companies. Non-GAAP and adjusted financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s Condensed Consolidated Financial Statements prepared in accordance with GAAP. Non-GAAP and adjusted financial measures are reconciled to GAAP in the tables set forth in this release and are subject to reclassifications to conform to current period presentations.

Non-GAAP gross profit differs from gross profit in that it excludes amortization, share-based compensation, and one-time items.

Non-GAAP sales and marketing expense differs from sales and marketing expense in that it excludes share-based compensation and one-time items.

Non-GAAP general and administrative expense differs from general and administrative expense in that it excludes share-based compensation and one-time items.

Non-GAAP research and development expense differs from research and development expense in that it excludes share-based compensation and one-time items.

EBITDA differs from net income (loss) in that it excludes items such as interest, income taxes, depreciation, and amortization. Asure is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort.

Adjusted EBITDA differs from EBITDA in that it excludes share-based compensation, other income (expense), net, and one-time expenses. Asure is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort.

All adjusted and non-GAAP measures presented as “margin” are computed by dividing the applicable adjusted financial measure by total revenue.

Specifically, as applicable to the respective financial measure, management is adjusting for the following items when calculating non-GAAP and adjusted financial measures as applicable for the periods presented. No additional adjustments have been made for potential income tax effects of the adjustments based on the Company’s current and anticipated de minimis effective federal tax rate, resulting from the Company’s continued losses for federal tax purposes and its tax net operating loss balances.

Share-Based Compensation Expenses. The Company’s compensation strategy includes the use of share-based compensation to attract and retain employees and executives. It is principally aimed at aligning their interests with those of our stockholders and at long-term employee retention, rather than motivating or rewarding operational performance for any particular period. Thus, share-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

Depreciation. The Company excludes depreciation of fixed assets. Also included in the expense is the depreciation of capitalized software costs.

Amortization of Purchased Intangibles. The Company views amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company’s research and development efforts, trade names, customer lists and customer relationships, and acquired lease intangibles, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

Interest Expense, Net. The Company excludes accrued interest expense, the amortization of debt discounts and deferred financing costs.

Income Taxes. The Company excludes income taxes, both at the federal and state levels.

One-Time Expenses. The Company’s adjusted financial measures exclude the following costs to normalize comparable reporting periods, as these are generally non-recurring expenses that do not reflect the ongoing operational results. These items are typically not budgeted and are infrequent and unusual in nature.

Settlements, Penalties and Interest. The Company excludes legal settlements, including separation agreements, penalties and interest that are generally one-time in nature and not reflective of the operational results of the business.

Acquisition and Transaction Related Costs. The Company excludes these expenses as they are transaction costs and expenses that are generally one-time in nature and not reflective of the underlying operational results of our business. Examples of these types of expenses include legal, accounting, regulatory, other consulting services, severance and other employee costs.

Other non-recurring Expenses. The Company excludes these as they are generally non-recurring items that are not reflective of the underlying operational results of the business and are generally not anticipated to recur. Some examples of these types of expenses, historically, have included write-offs or impairments of assets, demolition of office space and cybersecurity consultants.

Other (Expense) Income, Net. The Company’s adjusted financial measures exclude Other (Expense) Income, Net, because it includes items that are not reflective of the underlying operational results of the business, such as loan forgiveness, adjustments to contingent liabilities and credits earned as part of the CARES Act, passed by Congress in the wake of the coronavirus pandemic.

Use of Forward-Looking Statements

This press release contains certain statements made by management that may constitute “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements about our financial results may include expected or projected U.S. GAAP and other operating and non-operating results. The words “believe,” “may,” “will,” “estimate,” “projects,” “anticipate,” “intend,” “expect,” “should,” “plan,” and similar expressions are intended to identify forward-looking statements. Examples of “forward-looking statements” include statements we make regarding our operating performance, future results of operations and financial position, revenue growth, earnings or other projections. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions, over many of which we have no control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include—but are not limited to— the expiration of major revenue streams such as Employee Retention Tax Credits (“ERTC”) and the impact of the Internal Revenue Service recent measures regarding ERTC claims; risks associated with breaches of the Company’s security measures; risks associated with the Company’s rate of growth and anticipated revenue run rate, including impact of the current economic environment; the Company’s ability to convert deferred revenue and unbilled deferred revenue into revenue and cash flow, and ability to maintain continued growth of deferred revenue and unbilled deferred revenue; privacy concerns and laws and other regulations may limit the effectiveness of our applications; the financial and other impact of any previous and future acquisitions; the Company’s ability to continue to release, gain customer acceptance of and provide support for new and improved versions of the Company’s services; successful customer deployment and utilization of the Company’s existing and future services; interruptions to supply chains and extended shut down of businesses; issues in the use of artificial intelligence in our HCM products and services; political unrest, including the current conflict between Russia and Ukraine and the ongoing conflict involving Israel in the Middle East; reductions in employment and an increase in business failures, specifically among our clients; possible fluctuations in the Company’s financial and operating results; regulatory pressures on economic relief enacted as a result of the COVID-19 pandemic that change or cause different interpretations with respect to eligibility for such programs; domestic and international regulatory developments, including changes to or applicability to our business of privacy and data securities laws; money transmitter laws and anti-money laundering laws; technological developments; the nature of the Company’s business model; interest rates; competition; various financial aspects of the Company’s subscription model; impairment of intangible assets; interruptions or delays in the Company’s services or the Company’s Web hosting; access to additional capital; the Company’s ability to hire, retain and motivate employees and manage the Company’s growth; litigation and any related claims, negotiations and settlements, including with respect to intellectual property matters or industry-specific regulations; volatility and weakness in bank and capital markets; factors affecting the Company’s deferred tax assets and ability to value and utilize them; volatility and low trading volume of our common stock; collection of receivables; and general developments in the economy, financial markets, credit markets and the impact of current and future accounting pronouncements and other financial reporting standards. Please review the Company’s risk factors in its annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2024, and its quarterly reports on Form 10-Q filed with the SEC on August 1, 2024, and October 31, 2024.

The forward-looking statements, including the financial guidance 2024 and 2025 outlooks, contained in this press release represent the judgment of the Company as of the date of this press release, and the Company expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations with regard to these forward looking statements or any change in events, conditions or circumstances on which any such statements are based.

© 2024 Asure Software, Inc. All rights reserved.

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(Unaudited)

	September 30, 2024	December 31, 2023

ASSETS
Current assets:
Cash and cash equivalents	$11,248	$30,317
Accounts receivable, net of allowance for credit losses of $6,150 and $4,787 at September 30, 2024 and December 31, 2023, respectively	17,233	14,202
Inventory	233	155
Prepaid expenses and other current assets	4,586	3,471
Total current assets before funds held for clients	33,300	48,145
Funds held for clients	193,589	219,075
Total current assets	226,889	267,220
Property and equipment, net	18,490	14,517
Goodwill	94,724	86,011
Intangible assets, net	73,429	62,082
Operating lease assets, net	4,401	4,991
Other assets, net	10,176	9,047
Total assets	$428,109	$443,868
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of notes payable	$—	$27
Accounts payable	1,317	2,570
Accrued compensation and benefits	4,277	6,519
Operating lease liabilities, current	1,600	1,490
Other accrued liabilities	8,287	3,862
Deferred revenue	3,029	6,853
Total current liabilities before client fund obligations	18,510	21,321
Client fund obligations	193,951	220,019
Total current liabilities	212,461	241,340
Long-term liabilities:
Deferred revenue	2,276	16
Deferred tax liability	2,116	1,728
Notes payable, net of current portion	7,506	4,282
Operating lease liabilities, noncurrent	3,832	4,638
Other liabilities	765	209
Total long-term liabilities	16,495	10,873
Total liabilities	228,956	252,213
Stockholders’ equity:
Preferred stock, $0.01 par value; 1,500 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 44,000 shares authorized; 26,540 and 25,382 shares issued, 26,540 and 24,998 shares outstanding at September 30, 2024 and December 31, 2023, respectively	265	254
Treasury stock at cost, zero(1) and 384 shares at September 30, 2024 and December 31, 2023, respectively	—	(5,017)
Additional paid-in capital	502,920	487,973
Accumulated deficit	(304,022)	(290,440)
Accumulated other comprehensive loss	(10)	(1,115)
Total stockholders’ equity	199,153	191,655
Total liabilities and stockholders’ equity	$428,109	$443,868
(1) The aggregate Treasury stock of prior repurchases of the Company's own common stock was retired and subsequently issued effective January 1, 2024. See the Condensed
Consolidated Statement of Changes in Stockholders' Equity for the impact of this transaction.

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Revenue:
Recurring	$28,626	$23,833	$85,950	$74,749
Professional services, hardware and other	678	5,501	3,050	18,069
Total revenue	29,304	29,334	89,000	92,818
Cost of sales	9,600	8,054	27,821	25,120
Gross profit	19,704	21,280	61,179	67,698
Operating expenses:
Sales and marketing	6,680	6,597	21,371	22,312
General and administrative	10,378	9,294	30,559	29,586
Research and development	1,973	1,803	5,704	5,107
Amortization of intangible assets	4,295	3,333	11,790	9,929
Total operating expenses	23,326	21,027	69,424	66,934
(Loss) income from operations	(3,622)	253	(8,245)	764
Interest income	165	437	762	1,015
Interest expense	(274)	(1,219)	(662)	(5,336)
Loss on extinguishment of debt	—	(1,517)	—	(1,517)
Other (expense) income, net	—	(283)	10	(291)
Loss from operations before income taxes	(3,731)	(2,329)	(8,135)	(5,365)
Income tax expense (benefit)	170	(123)	434	267
Net loss	(3,901)	(2,206)	(8,569)	(5,632)
Other comprehensive loss:
Unrealized income (loss) on marketable securities	1,340	(201)	1,105	(213)
Comprehensive loss	$(2,561)	$(2,407)	$(7,464)	$(5,845)

Basic and diluted loss per share
Basic	$(0.15)	$(0.10)	$(0.33)	$(0.27)
Diluted	$(0.15)	$(0.10)	$(0.33)	$(0.27)

Weighted average basic and diluted shares
Basic	26,429	22,591	25,870	21,204
Diluted	26,429	22,591	25,870	21,204

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023

Cash flows from operating activities:
Net loss	$(8,569)	$(5,632)
Adjustments to reconcile loss to net cash (used) in provided by operations:
Depreciation and amortization	16,200	14,243
Amortization of operating lease assets	1,025	1,129
Amortization of debt financing costs and discount	531	548
Non-cash interest expense	—	1,471
Net accretion of discounts on available-for-sale securities	(273)	(63)
Provision for expected losses	111	2,004
Provision for deferred income taxes	388	111
Loss on extinguishment of debt	—	1,208
Net realized gains on sales of available-for-sale securities	(1,929)	(1,645)
Share-based compensation	4,981	4,170
Loss on disposals of long-term assets	—	132
Change in fair value of contingent purchase consideration	—	175
Changes in operating assets and liabilities:
Accounts receivable	(3,142)	(5,014)
Inventory	(78)	159
Prepaid expenses and other assets	(1,656)	4,031
Operating lease right-of-use assets	—	473
Accounts payable	(1,253)	(498)
Accrued expenses and other long-term obligations	(1,052)	918
Operating lease liabilities	(1,139)	(895)
Deferred revenue	(4,539)	(5,190)
Net cash (used) in provided by operating activities	(394)	11,835
Cash flows from investing activities:
Acquisition of intangible asset	(12,397)	(697)
Purchases of property and equipment	(546)	(1,365)
Software capitalization costs	(7,677)	(5,029)
Purchases of available-for-sale securities	(10,914)	(21,513)
Proceeds from sales and maturities of available-for-sale securities	13,325	10,428
Net cash used in investing activities	(18,209)	(18,176)
Cash flows from financing activities:
Payments of notes payable	(420)	(35,627)
Debt extinguishment costs	—	(468)
Payments made on amounts due for the acquisition of intangible assets	(658)	—
Net proceeds from issuance of common stock	902	45,986
Capital raise fees	(47)	(258)
Net change in client fund obligations	(26,068)	(31,033)
Net cash used in financing activities	(26,291)	(21,400)
Net decrease in cash and cash equivalents	(44,894)	(27,741)
Cash and cash equivalents, beginning of period	177,622	164,042
Cash and cash equivalents, end of period	$132,728	$136,301

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023

Reconciliation of cash and cash equivalents to the Condensed Consolidated Balance Sheets
Cash and cash equivalents	$11,248	$32,787
Cash and cash equivalents included in funds held for clients	121,480	103,514
Total cash and cash equivalents	$132,728	$136,301

Supplemental information:
Cash paid for interest	$—	$3,140
Cash paid for income taxes	$15	$532

Non-cash investing and financing activities:
Acquisition of intangible assets	$6,918	$332
Notes payable issued for acquisitions	$3,138	$—
Shares issued for acquisitions	$9,125	$2,543

ASURE SOFTWARE, INC.
RECONCILIATION OF NON-GAAP AND ADJUSTED FINANCIAL MEASURES
(unaudited)

(in thousands)	Q3-24	Q2-24	Q1-24	Q4-23	Q3-23	Q2-23	Q1-23	Q4-22
Revenue(1)	$29,304	$28,044	$31,652	$26,264	$29,334	$30,420	$33,064	$29,292

Gross Profit to non-GAAP Gross Profit
Gross Profit	$19,704	$18,868	$22,607	$17,839	$21,280	$22,018	$24,400	$21,139
Gross Margin	67.2%	67.3%	71.4%	67.9%	72.5%	72.4%	73.8%	72.2%

Share-based Compensation	44	43	40	32	28	46	31	34
Depreciation	1,232	1,145	1,110	921	984	1,309	1,009	871
Amortization - intangibles	50	50	50	50	50	50	268	298
One-time expenses
Settlements, penalties & interest	2	3	—	(6)	8	—	4	3
Acquisition and transaction costs	367	264	39	—	—	—	—	—
Non-GAAP Gross Profit	$21,399	$20,373	$23,846	$18,836	$22,350	$23,423	$25,712	$22,345
Non-GAAP Gross Margin	73.0%	72.6%	75.3%	71.7%	76.2%	77.0%	77.8%	76.3%

Sales and Marketing Expense to non-GAAP Sales and Marketing Expense
Sales and Marketing Expense	$6,680	$6,924	$7,767	$6,422	$6,597	$8,515	$7,200	$6,022

Share-based Compensation	269	237	243	180	210	149	124	93
Depreciation	1	—	1	1	—	—	—	—
One-time expenses
Settlements, penalties & interest	(5)	5	18	6	30	4	11	—
Acquisition and transaction costs	68	37	11	—	—	—	—	—
Other non-recurring expenses	—	—	—	—	—	180	—	—
Non-GAAP Sales and Marketing Expense	$6,347	$6,645	$7,494	$6,235	$6,357	$8,182	$7,065	$5,929

General and Administrative Expense to non-GAAP General and Administrative Expense
General and Administrative Expense	$10,378	$10,118	$10,063	$9,747	$9,294	$10,336	$9,956	$9,720

Share-based Compensation	1,187	1,122	1,535	980	936	1,298	1,142	641
Depreciation	264	256	251	225	200	234	210	168
One-time expenses
Settlements, penalties & interest	377	304	98	284	101	432	102	34
Acquisition and transaction costs	371	245	57	51	—	—	—	—
Other non-recurring expenses	253	—	86	53	—	453	—	—
Non-GAAP General and Administrative Expense	$7,926	$8,191	$8,036	$8,154	$8,057	$7,919	$8,502	$8,877

Research and Development Expense to non-GAAP Research and Development Expense
Research and Development Expense	$1,973	$1,962	$1,769	$1,739	$1,803	$1,325	$1,979	$1,627

Share-based Compensation	90	86	85	69	76	89	40	70
One-time expenses
Settlements, penalties & interest	—	27	31	—	—	—	—	25
Acquisition and transaction costs	195	369	147	—	—	—	—	—
Non-GAAP Research and Development Expense	$1,688	$1,480	$1,506	$1,670	$1,727	$1,236	$1,939	$1,532

(1)Note that first quarters are seasonally strong as recurring year-end W2/ACA revenue is recognized in this period.

ASURE SOFTWARE, INC.
RECONCILIATION OF NON-GAAP AND ADJUSTED FINANCIAL MEASURES (cont.)
(unaudited)

(in thousands)	Q3-24	Q2-24	Q1-24	Q4-23	Q3-23	Q2-23	Q1-23	Q4-22
Revenue(1)	$29,304	$28,044	$31,652	$26,264	$29,334	$30,420	$33,064	$29,292

GAAP Net (Loss) Income to Adjusted EBITDA
GAAP Net (Loss) Income	$(3,901)	$(4,360)	$(308)	$(3,582)	$(2,206)	$(3,765)	$339	$(1,056)

Interest expense, net	109	(53)	(156)	(24)	782	1,593	1,944	1,429
Income taxes	170	231	33	(158)	(123)	627	(237)	(94)
Depreciation	1,497	1,402	1,361	1,148	1,185	1,542	1,219	1,039
Amortization - intangibles	4,345	4,096	3,499	3,743	3,384	3,343	3,570	3,648
EBITDA	$2,220	$1,316	$4,429	$1,127	$3,022	$3,340	$6,835	$4,966
EBITDA Margin	7.6%	4.7%	14.0%	4.3%	10.3%	11.0%	20.7%	17.0%

Share-based Compensation	1,591	1,488	1,902	1,260	1,251	1,582	1,337	838
One Time Expenses
Settlements, penalties & interest	375	339	147	283	140	436	117	62
Acquisition and transaction costs	1,001	914	254	51	—	—	—	—
Other non-recurring expenses	253	—	86	53	—	633	—	—
Other (expense) income, net	—	—	(10)	1	1,800	93	(83)	139
Adjusted EBITDA	$5,440	$4,057	$6,808	$2,775	$6,213	$6,084	$8,206	$6,005
Adjusted EBITDA Margin	18.6%	14.5%	21.5%	10.6%	21.2%	20.0%	24.8%	20.5%

(1)Note that first quarters are seasonally strong as recurring year-end W2/ACA revenue is recognized in this period.

Investor Relations Contact
Patrick McKillop
Vice President, Investor Relations
617-335-5058
patrick.mckillop@asuresoftware.com